Exhibit 32.2

Section 1350 Certifications
CERTIFICATE OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     I, Michael L. McKennon, Chief Financial Officer of China Media 1 Corp., certify that the Quarterly Report on Form 10-QSB (the “Report”) for the quarter ended March 31, 2005, filed with the Securities and Exchange Commission on the date hereof:

     (i)   fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     (ii)   the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of China Media 1 Corp.

By:	/s/ Michael L. McKennon
Michael L. McKennon
Chief Financial Officer and a member of the Board of
Directors

A signed original of this written statement required by Section 906 has been provided to China Media1 Corp. and will be retained by China Media 1 Corp. and furnished to the Securities and Exchange Commission or its staff upon request.